Exhibit 99.2

BlueLinx Quarterly Review 2nd Quarter 2014

Slide 2 BlueLinx Holdings Inc.  Forward - Looking Statement Safe Harbor - This presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All of these forward - looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain . Forward - looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward - looking statements . These risks and uncertainties may include, among other things : changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market ; general economic and business conditions in the United States ; the activities of competitors ; changes in significant operating expenses ; changes in the availability of capital ; the ability to identify acquisition opportunities and effectively and cost - efficiently integrate acquisitions ; adverse weather patterns or conditions ; acts of war or terrorist activities ; variations in the performance of the financial markets ; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 - K for the fiscal year ended January 4 , 2014 , and in our other periodic reports filed with the SEC . In addition, the statements in this presentation are made as of August 7 , 2014 . We undertake no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date subsequent to August 7 , 2014 . Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures . This non - GAAP adjusted financial information is provided as additional information for investors . These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future . These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business . The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

Slide 3 Mitch Lewis Chief Executive Officer

Slide 4 Executive Summary – Second Quarter 2014 ▪ Adjusted EBITDA was $ 10 . 6 million – Improvement of $ 14 . 1 million over second quarter 2013 – Best quarterly adjusted EBITDA in 5 years ▪ Net income $ 3 . 2 million ▪ Revenues were $ 531 . 5 million, a 6 . 9 % decline over the 2013 second quarter same center . – Primarily due to decline in structural unit volumes as well as price declines in certain products relative to year - ago levels ▪ Census Bureau reports single family housing starts up 3 . 5 % in the second quarter year - over - year ▪ G ross margin of 11 . 7 % compares favorably to 9 . 1 % for the same period a year ago ▪ Excess availability of $ 82 million as of July 5 , 2014

Slide 5 Single - family Starts June Annual Rate: 575,000 0.200 0.250 0.300 0.350 0.400 0.450 0.500 0.550 0.600 0.650 0.700 0.750 Seasonally adjusted annual rate. - Millions Single - family Housing Permits June Annual Rate: 631,000 Seasonally adjusted annual rate. - Millions Single - Family Housing Starts and Permits Source: U.S. Census Bureau Although permits rebounded from a slow start to the year, actual housing starts slipped during the course of the quarter 0.200 0.250 0.300 0.350 0.400 0.450 0.500 0.550 0.600 0.650 0.700 0.750 Jan Jun Dec Jun Dec Jun Dec Jun Dec Jun ’10 ’11 ‘12 ’13 ‘14 Jan Jun Dec Jun Dec Jun Dec Jun Dec Jun ’10 ’11 ‘12 ’13 ‘14

Slide 6 Segment Price and Volume Second Quarter 2014 • Volumes up in Engineered Lumber, Structural Siding, Decking, Moulding • Volumes down in Roofing, Hardwood Plywood • Volumes down in Plywood, Rebar • Average selling price down 28% in OSB; down 4% in Plywood • Average selling price up 4% in Specialty Lumber Variance Analysis ($ millions) ($3.7) ($29.2) ($6.5) Specialty Unit Volume (1.2%) Structural Unit Volume (11.2%) Price/Other ($39.4) Same Center

Slide 7 Quarterly Same Center Revenues 41% 59% 2Q ‘13 2Q ‘14 55% 45% Vs. Year Ago ▪ Specialty product mix improves to 59% year - over - year % by Product Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. Same Center Revenues Down $39.4m or 6.9% ($ in millions) 305 275 264 260 236 215 186 220 316 316 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14 Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. $535.6 $486.3 $443.9 $531.5 $570.9 Vs. Year Ago ▪ Net revenue down 6.9% / ($39.4m) ▪ Specialty sales down 0.3% ▪ Structural sales down 15.3%

Slide 8 Key Emphasis Key Emphasis for BlueLinx ▪ Establishing effective inventory management ▪ Engaging suppliers for strategic growth opportunities ▪ Operational regional efficiencies ▪ Margin enhancement activities

Slide 9 Susan O’Farrell Chief Financial Officer and Treasurer

# Net Income & Adjusted EBITDA

BlueLinx

**Comparable Same Center in millions - UNAUDITED**

| | Quarters Ended | | | Six Months Ended | | |
|---|---|---|---|---|---|---|
| | July 5, 2014 | June 29, 2013 | YoY Inc (Dec) | July 5, 2014 | June 29, 2013 | YoY Inc (Dec) |
| Net Sales | $ 531.5 | $ 604.6 | (12.1%) | $ 975.4 | $ 1,107.7 | (11.9%) |
| Less: Closed Center | - | 33.7 | | - | 63.2 | |
| Same Center Net Sales | 531.5 | 570.9 | (6.9%) | 975.4 | 1,044.6 | (6.6%) |
| Gross profit | $ 62.0 | $ 55.2 | 12.4% | $ 114.7 | $ 111.6 | 2.7% |
| Less: Closed Center | - | 3.0 | | - | 6.4 | |
| Same Center Gross Profit | 62.0 | 52.2 | 18.9% | 114.7 | 105.2 | 9.0% |
| Actual gross margin | 11.7% | 9.1% | | 11.8% | 10.1% | |
| Same Center gross margin | 11.7% | 9.1% | | 11.8% | 10.1% | |
| Total operating expenses | $ 52.3 | $ 70.7 | (26.1%) | $ 106.6 | $ 132.3 | (19.4%) |
| Less: Closed Center | - | 4.6 | | - | 8.2 | |
| Same Center Operating Expenses | 52.3 | 66.1 | (20.9%) | 106.6 | 124.1 | (14.1%) |
| Operating income (loss) | $ 9.7 | $ (15.6) | | $ 8.1 | $ (20.7) | |
| Add back loss from Closed Center | - | 1.6 | | - | 1.8 | |
| Same Center Operating income (loss) | $ 9.7 | $ (14.0) | | $ 8.1 | $ (18.9) | |

**Adjusted EBITDA $ in millions (1)**

| | 2013 | | | | 2014 | | 2013 | 2014 TTM |
|---|---|---|---|---|---|---|---|---|
| | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | | |
| **GAAP net (loss)/income** | $ (12.6) | $ (22.3) | $ (3.2) | $ (2.5) | $ (8.6) | $ 3.2 | $ (40.6) | $ (11.1) |
| Adjustments: | | | | | | | | |
| Depreciation and amortization | 2.2 | 2.2 | 2.1 | 2.6 | 2.3 | 2.4 | 9.1 | 9.4 |
| Interest expense | 7.2 | 6.9 | 6.9 | 7.0 | 6.5 | 6.9 | 28.0 | 27.3 |
| Provision for (benefit from) income taxes | 0.2 | (0.3) | (0.6) | (8.3) | 0.3 | (0.3) | (9.0) | (8.9) |
| Income (loss) from closed distribution centers | 0.2 | 1.6 | 1.9 | - | - | - | 3.7 | 1.9 |
| Gain from sale of certain properties | (0.2) | - | (3.7) | (1.3) | (0.2) | (5.0) | (5.2) | (10.2) |
| Stock compensation expense, excluding restructuring | 0.8 | 1.1 | 1.0 | 0.4 | 0.7 | 0.6 | 3.2 | 2.7 |
| Restructuring, severance, and change in leadership related costs | 0.9 | 7.3 | 2.8 | 1.2 | - | 2.8 | 12.1 | 6.8 |
| **Adjusted EBITDA Same Center** | $ (1.4) | $ (3.5) | $ 7.2 | $ (1.0) | $ 1.0 | $ 10.6 | $ 1.3 | $ 17.8 |
| Add back loss week of December 29, 2013 | - | - | - | 1.1 | - | - | 1.1 | 1.1 |
| **Comparable 13/52 week vs. 13/52 week** | $ (1.4) | $ (3.5) | $ 7.2 | $ 0.1 | $ 1.0 | $ 10.6 | $ 2.4 | $ 18.9 |
| **% Same Center** | (0.3%) | (0.6%) | 1.3% | (0.2%) | 0.2% | 2.0% | 0.1% | 0.9% |
| **% Comarable 13/52 week vs. 13/52 week** | (0.3%) | (0.6%) | 1.3% | 0.0% | 0.2% | 2.0% | 0.1% | 1.0% |

*(1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases and previously issued presentations.*

**Net Income $3.2 million, up $25.5 million versus second quarter last year.**
**Adjusted EBITDA $10.6 million, up $14.1 million versus second quarter last year.**

Slide 10

Slide 11 Cash Flows Seasonal 2Q Cash Usage Improved $15.6 million in a Cash Intensive Quarter Unaudited (in millions) ($22.2) Q2 2013 Q2 2014 ($37.8) Q2 '13 Q2 '14 Net cash (used in) provided by operating activities (37.8) (22.2) Net cash (used in) provided by investing activities (1.8) 6.5 Net cash (used in ) provided by financing activities 42.7 15.9 Increase (decrease) in cash 3.2 0.1 Cash balance, beginning of period 5.2 7.6 Cash balance, end of period 8.4$ 7.7$

Slide 12 Cash Cycle TTM Cash Cycle at 66 days Period ending working capital (accounts receivable plus inventory less accounts payable / bank overdrafts) was down $53 million from the second quarter of 2013 Cash Cycle Days (in days) 53 52 52 55 55 (26) (26) (25) (26) (25) 36 35 33 36 36 -40 -20 0 20 40 60 80 100 2Q '13 3Q '13 4Q '13 1Q '14 2Q '14 66 65 61 60 63 Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average be ginning and ending balance. The days calculations use calendar days. Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6

Debt ▪ Asset Backed Revolvers – $82 million excess availability as of July 5, 2014 – $447.5 million U.S. facility with additional $75 million uncommitted accordion facility – $20.0 million Tranche A loan – $10.0 million Canadian facility with additional $5 million uncommitted accordion facility ▪ Mortgage – Value still available to unlock • Book value of the real estate $83 million as of July 5, 2014 • Appraisal value as of June 2006 of current properties approximately $322 million as of June 2006 • Outstanding mortgage $179 million as of July 5, 2014 Slide 13

Slide 14 Appendix TOPIC PAGE Profit and Loss Statement by Quarter 15 Same Center Sales and Adjusted EBITDA by Quarter 16 Revenue and Unit Volume by Quarter 17 Gross Margin by Quarter 18 Operating Expense by Quarter 19 Structural Product Price Trends 20 Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income 21 Reconciliation of GAAP Net Income to Non - GAAP Adjusted EBITDA 22 Reconciliation of GAAP Debt to Non - GAAP Net Debt 23

# Profit & Loss Statement by Quarter

BlueLinx

**Profit & Loss Statement $ in millions (1), except per share amounts**

| | 2012 | | 2013 | | | | 2014 | | 2012 | 2013 | 2014 TTM |
|---|---|---|---|---|---|---|---|---|---|---|---|
| | Q3 | Q4 | Q1 | Q2 | Q3 | Q4 | Q1 | Q2 | | | |
| **Sales** | $ 496.8 | $ 440.3 | $ 503.2 | $ 604.6 | $ 558.0 | $ 486.3 | $ 443.9 | $ 531.5 | $ 1,907.8 | $ 2,152.1 | $ 2,019.7 |
| Cost of Goods Sold | 436.3 | 388.2 | 446.7 | 549.5 | 495.5 | 432.0 | 391.2 | 469.5 | 1,677.8 | 1,923.7 | 1,788.1 |
| **Gross profit** | 60.5 | 52.1 | 56.5 | 55.1 | 62.5 | 54.3 | 52.7 | 62.0 | 230.0 | 228.4 | 231.5 |
| *Gross Margin %* | *12.2%* | *11.8%* | *11.2%* | *9.1%* | *11.2%* | *11.2%* | *11.9%* | *11.7%* | *12.1%* | *10.6%* | *45.9%* |
| **Operating expenses:** | | | | | | | | | | | |
| SG&A | 48.2 | 54.6 | 59.4 | 68.5 | 57.3 | 55.5 | 52.0 | 49.9 | 215.9 | 240.7 | 214.6 |
| D&A | 2.1 | 2.0 | 2.2 | 2.2 | 2.1 | 2.6 | 2.4 | 2.4 | 8.5 | 9.1 | 9.5 |
| **Total Operating Expenses** | 50.3 | 56.6 | 61.6 | 70.7 | 59.4 | 58.1 | 54.4 | 52.3 | 224.4 | 249.8 | 224.2 |
| **Operating Income** | 10.3 | (4.5) | (5.1) | (15.6) | 3.1 | (3.8) | (1.7) | 9.7 | 5.6 | (21.4) | 7.4 |
| Interest Expense | 7.3 | 6.8 | 7.2 | 6.9 | 6.9 | 7.0 | 6.5 | 6.9 | 28.2 | 28.0 | 27.2 |
| Other Expense/(Income) | - | - | 0.1 | 0.1 | - | - | 0.1 | - | (22.6) | 0.2 | 0.1 |
| **Income/(Loss) before Tax** | 3.0 | (11.3) | (12.4) | (22.6) | (3.8) | (10.8) | (8.3) | 2.9 | 6.4 | (49.6) | (20.0) |
| Tax Expense/(Benefit) | (0.1) | 0.1 | 0.2 | (0.3) | (0.6) | (8.3) | 0.3 | (0.3) | (23.0) | (9.0) | (8.9) |
| **Net income/(Loss)** | $ 3.1 | $ (11.4) | $ (12.6) | $ (22.3) | $ (3.2) | $ (2.5) | $ (8.6) | $ 3.2 | $ (23.0) | $ (40.6) | $ (11.0) |
| **Diluted EPS** | $ 0.05 | $ (0.17) | $ (0.19) | $ (0.27) | $ (0.04) | $ (0.03) | $ (0.10) | $ 0.04 | $ (0.35) | $ (0.51) | (0.13) |

*(1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases and previously issued presentations.*



BlueLinx
7326
MACK

Slide 15

# Same Center Sales and Adjusted EBITDA

BlueLinx

**Same Center Sales $ in millions (1)**

| | 2012 Q3 | 2012 Q4 | 2013 Q1 | 2013 Q2 | 2013 Q3 | 2013 Q4 | 2014 Q1 | 2014 Q2 | 2012 | 2013 | 2014 TTM |
|---|---|---|---|---|---|---|---|---|---|---|---|
| **Total Net Sales** | $ 496.8 | $ 440.3 | $ 503.2 | $ 604.6 | $ 558.0 | $ 486.3 | $ 443.9 | $ 531.5 | $ 1,907.8 | $ 2,152.1 | $ 2,019.7 |
| **Less: Closed Center** | 27.8 | 23.6 | 29.5 | 33.7 | 22.4 | - | - | - | 104.7 | 85.6 | $ 22.4 |
| **Same Center** | $ 469.0 | $ 416.7 | $ 473.7 | $ 570.9 | $ 535.6 | $ 486.3 | $ 443.9 | $ 531.5 | $ 1,803.1 | $ 2,066.5 | $ 1,997.3 |
| Last week of December 29, 2013 | - | - | - | - | - | 19.2 | - | - | - | 19.2 | 19.2 |
| **Comparable 13/52-week vs. 13/52 week** | $ 469.0 | $ 416.7 | $ 473.7 | $ 570.9 | $ 535.6 | $ 467.1 | $ 443.9 | $ 531.5 | $ 1,803.1 | $ 2,047.3 | $ 1,978.1 |

**Adjusted EBITDA $ in millions (1)**

| | 2012 Q3 | 2012 Q4 | 2013 Q1 | 2013 Q2 | 2013 Q3 | 2013 Q4 | 2014 Q1 | 2014 Q2 | 2012 | 2013 | 2014 TTM |
|---|---|---|---|---|---|---|---|---|---|---|---|
| GAAP net (loss)/income | $ 3.1 | $ (11.4) | $ (12.6) | $ (22.3) | $ (3.2) | $ (2.5) | $ (8.6) | $ 3.2 | $ (23.0) | $ (40.6) | $ (11.1) |
| Adjustments: | | | | | | | | | | | |
| Depreciation and amortization | 2.1 | 2.0 | 2.2 | 2.2 | 2.1 | 2.6 | 2.3 | 2.4 | 8.6 | 9.1 | 9.4 |
| Interest expense | 7.3 | 6.8 | 7.2 | 6.9 | 6.9 | 7.0 | 6.5 | 6.9 | 28.2 | 28.0 | 27.3 |
| Provision for (benefit from) income taxes | (0.1) | - | 0.2 | (0.3) | (0.6) | (8.3) | 0.3 | (0.3) | 0.3 | (9.0) | (8.9) |
| Income (loss) from closed distribution centers | (0.4) | 0.7 | 0.2 | 1.6 | 1.9 | - | - | - | (0.5) | 3.7 | 1.9 |
| Gain from sale of certain properties | (9.2) | (0.2) | (0.2) | - | (3.7) | (1.3) | (0.2) | (5.0) | (9.9) | (5.2) | (10.2) |
| Stock compensation expense, excluding restructuring | 0.7 | 0.7 | 0.8 | 1.1 | 1.0 | 0.4 | 0.7 | 0.6 | 2.8 | 3.2 | 2.7 |
| Restructuring, severance, and change in leadership related costs | - | - | 0.9 | 7.3 | 2.8 | 1.2 | - | 2.8 | - | 12.1 | 6.8 |
| Adjusted EBITDA Same Center | $ 3.5 | $ (1.4) | $ (1.4) | $ (3.5) | $ 7.2 | $ (1.0) | $ 1.0 | $ 10.6 | $ 6.0 | $ 1.3 | $ 17.8 |
| Add back loss week of December 29, 2013 | - | - | - | - | - | 1.1 | - | - | - | 1.1 | 1.1 |
| **Comparable 13/52 week vs. 13/52 week** | $ 3.5 | $ (1.4) | $ (1.4) | $ (3.5) | $ 7.2 | $ 0.1 | $ 1.0 | $ 10.6 | $ 6.0 | $ 2.4 | $ 18.9 |
| **% Same Center** | 0.8% | (0.3%) | (0.3%) | (0.6%) | 1.3% | (0.2%) | 0.2% | 2.0% | 0.3% | 0.1% | 0.9% |
| **% Comarable 13/52 week vs. 13/52 week** | 0.8% | (0.3%) | (0.3%) | (0.6%) | 1.3% | 0.0% | 0.2% | 2.0% | 0.3% | 0.1% | 1.0% |

*(1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases and previously issued presentations.*

Slide 16

Slide 17 Revenue and Unit Volume by Quarter Sales $ in millions 2012 2013 2014 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty 288.9$ 249.1$ 270.9$ 333.5$ 320.6$ 274.9$ 263.6$ 316.1$ 1,114.0 1,199.9$ 1,175.2$ Structural 211.4 196.1 233.5 276.5 243.2 215.1 185.5 219.9 806.1 968.3 863.7$ Other (1) (3.5) (4.8) (1.2) (5.4) (5.8) (3.7) (5.2) (4.5) (12.3) (16.1) (19.2) Total 496.8$ 440.3$ 503.2$ 604.6$ 558.0$ 486.3$ 443.9$ 531.5$ 1,907.8$ 2,152.1$ 2,019.7$ (1) Includes cash dicounts, service revenue, Canadian Conversion, and accruals. Mix Specialty 57.7% 56.0% 53.7% 54.7% 56.9% 56.1% 58.7% 59.0% 58.0% 55.3% 57.6% Structural 42.3% 44.0% 46.3% 45.3% 43.1% 43.9% 41.3% 41.0% 42.0% 44.7% 42.4% Unit Volume Change (1) 2012 2013 2014 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty (1.0%) 5.4% 1.5% 7.4% 10.2% 9.2% 1.0% (1.2%) 2.9% 7.1% 5.6% Structural (3.3%) (0.8%) 4.5% 12.6% 14.2% 8.3% (9.5%) (11.2%) 1.4% 10.1% 1.5% Total (1.9%) 2.9% 2.7% 9.5% 11.9% 8.8% (3.8%) (5.7%) 2.3% 8.4% 3.8% (1) 2014 reported on a same center basis. 201420132012 2012 2013 2014

Slide 18 Gross Margin by Quarter Gross Margin $ in millions 2012 2013 2014 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty $38.1 $33.0 $35.3 $44.6 $39.0 $35.7 $34.2 $43.7 $145.9 $154.6 $152.6 Structural 21.0 17.5 20.3 11.1 17.8 17.7 15.4 18.0 76.9 66.9 68.9$ Other 1.4 1.6 0.9 (0.5) 5.7 0.9 3.1 0.3 7.2 7.0 10.0 Total $60.5 $52.1 $56.5 $55.2 $62.5 $54.3 $52.7 $62.0 $230.0 $228.5 $231.5 Gross Margin %'s 2012 2013 2014 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Specialty 13.2% 13.3% 13.0% 13.4% 12.2% 13.0% 13.0% 13.9% 13.1% 12.9% 13.0% Structural 9.9% 8.9% 8.7% 4.0% 7.3% 8.2% 8.3% 8.2% 9.5% 6.9% 8.0% Other n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.2% 11.8% 11.2% 9.1% 11.2% 11.2% 11.9% 11.7% 12.1% 10.6% 11.5% 2012 2013 2014 2012 2013 2014

Slide 19 Operating Expense by Quarter 2012 2013 2014 TTM Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Payroll & related $37.2 $37.3 $38.5 $38.2 $37.1 $35.9 $33.2 $33.8 $151.3 $149.7 $140.0 General maintenance 5.6 5.4 5.6 6.1 5.7 5.6 5.4 5.5 21.7 23.0 22.2 Fuel 3.6 3.6 3.3 3.8 3.6 3.4 3.8 3.5 15.4 14.1 14.3 Depreciation and amortization 2.1 2.0 2.2 2.2 2.1 2.6 2.4 2.4 8.6 9.1 9.5 Gain on sale of assets (9.2) (1.0) (0.3) (0.3) (4.4) (1.8) (0.3) (5.1) (11.4) (6.8) (11.6) All other (2) 11.0 9.4 12.3 20.7 15.3 12.4 9.8 3.2 39.0 60.7 40.7 Total (3) $50.3 $56.7 $61.6 $70.7 $59.4 $58.1 $54.3 $43.3 $224.6 $249.8 $215.1 % of Total Sales 10.1% 12.9% 12.2% 11.7% 10.6% 11.9% 12.2% 8.1% 11.8% 11.6% 10.7% (1) Immaterial rounding adjustments and differences may exist between appendix slides, press releases and previously issued presentations. (2) Q3 '13 includes $2.8 million in non-recurring restructuring costs; Q2'13 includes $7.3 million in non-recurring costs, Q2'14 includes $2.8 million in non-recurring associated with the change in leadership. (3) Q4 '13 includes $3.3 million in expenses due to one additional operating week in the fiscal period. 2012 2013 2014 Operating Expense (1) $ in millions

Structural Products Price Trend



Plywood Price Trend 2008-2014 YTD
Southern Sheathing 15/32" 4 Ply. West Zone
($/msf - 3/8")
$450
$400
$350
$300
$250
$200
$150
$100
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4
2014 Q1
2014 Q2



Oriented Strand Board Price Trend 2008 - 2014 YTD
Oriented Strand Board 7/16" North Central Zone
($/msf - 3/8")
$450
$400
$350
$300
$250
$200
$150
$100
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4
2014 Q1
2014 Q2



Lumber Price Trend 2008 - 2014 YTD
Western SPF 2x4 #2 & Btr
($/mbf)
$450
$400
$350
$300
$250
$200
$150
$100
2008Q1
2008Q2
2008Q3
2008Q4
2009Q1
2009Q2
2009Q3
2009Q4
2010Q1
2010Q2
2010Q3
2010Q4
2011Q1
2011Q2
2011Q3
2011Q4
2012Q1
2012Q2
2012Q3
2012Q4
2013Q1
2013Q2
2013Q3
2013 Q4
2014 Q1
2014 Q2

Source: Random Lengths Publications

Slide 20

Slide 21 Reconciliation of GAAP Net Income to Non - GAAP Adjusted Net Income BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net Income (Loss) to Adjusted Net Income (Loss) July 5, June 29, July 5, June 29, in thousands 2014 2013 2014 2013 (unaudited) (unaudited) (unaudited) (unaudited) GAAP net income (loss) 3,236$ (22,306)$ (5,372)$ (34,955)$ Loss from closed distribution centers - 1,587 - 1,799 Gain from sale of property (5,041) 8 (5,251) (230) Restructuring, severance, and change in leadership related costs 2,821 7,309 2,821 8,198 Provision for (benefit from) income taxes related to intraperiod income tax allocation 181 (487) (62) (487) Tax effect of selected charges 857 (3,430) 938 (3,767) Valuation allowance (1,123) 8,723 2,072 13,523 Adjusted net income (loss) 931$ (8,596)$ (4,854)$ (15,919)$ Quarters Ended Six Months Ended

Slide 22 Reconciliation of GAAP Net Income to Non - GAAP Adjusted EBITDA BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net Income (Loss) to Non-GAAP Adjusted EBITDA in thousands July 5, June 29, July 5, June 29, 2014 2013 2014 2013 (unaudited) (unaudited) (unaudited) (unaudited) GAAP net income (loss) 3,236$ (22,306)$ (5,372)$ (34,955)$ Adjustments: Depreciation and amortization 2,421 2,229 4,773 4,402 Interest expense 6,859 6,916 13,313 14,108 Provision for (benefit from) income taxes (327) (292) 4 (79) Loss from closed distribution centers - 1,587 - 1,799 Gain from the sale of properties (5,041) 8 (5,251) (230) Share-based compensation expense, excluding restructuring 637 1,055 1,329 1,879 Restructuring, severance, and change in leadership related costs 2,821 7,309 2,821 8,198 Adjusted EBITDA Same Center 10,606$ (3,493)$ 11,617$ (4,877)$ Quarters Ended Six Months Ended

# Reconciliation of GAAP Debt to Non-GAAP Net Debt

BlueLinx

**Debt $ in millions**

| | Quarters Ended | | Quarters Ended | | | | Quarters Ended | |
|---|---|---|---|---|---|---|---|---|
| | September 29, 2012 | December 29, 2012 | March 30, 2013 | June 29, 2013 | September 28, 2013 | January 4, 2014 | April 5, 2014 | July 5, 2014 |
| Revolving Credit Facilities | $185.2 | $171.5 | $242.4 | $300.0 | $239.5 | $211.2 | $261.3 | $284.7 |
| Mortgage | 234.9 | 206.0 | 205.3 | 201.8 | 198.4 | 186.9 | 186.1 | 178.7 |
| TOTAL DEBT (GAAP) | $420.1 | $377.4 | $447.7 | $501.8 | $437.9 | $398.1 | $447.4 | $463.4 |
| Less: Cash and Cash Equivalents | (7.9) | (5.2) | (5.3) | (8.4) | (6.9) | (5.0) | (7.6) | (7.7) |
| Mortgage LCR Trap | (25.6) | - | (3.0) | (2.8) | (9.0) | - | (1.0) | (1.0) |
| Net-debt (Non-GAAP) | $386.6 | $372.2 | $439.4 | $490.6 | $422.0 | $393.1 | $438.8 | $454.7 |
| Excess Availability | $112.1 | $88.0 | $125.5 | $93.0 | $92.5 | $45.8 | $89.3 | $82.0 |
| Minimum Required | $43.2 | $38.2 | $45.4 | $47.8 | $40.5 | $31.8 | $42.8 | $44.7 |

**U.S. Revolver**

**Total Facility $542.5 million**

- $80.7 million excess availability as of July 5, 2014
- $447.5 million facility with additional $75 million uncommitted accordion facility
  - Matures April 2016
  - LIBOR plus 3.50% as of Jul 5, 2014
- $20.0 million tranche A loan
  - Matures September 2014
  - LIBOR plus 5.25%

**Canadian Revolver**

- $1.3 million excess availability as of July 5, 2014
- LIBOR or Bankers' Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00%
- $10 million facility with additional $5 million uncommitted accordion facility
  - Matures the earlier of August 2016 or the maturity of the U.S. Revolver

**Mortgage (10 Year Term @ 6.35%)**

- Matures July 2016
- Remaining real estate under the 2006 mortgage appraised at approximately $322 million in June 2006 with a book value of $83 million as of July 5, 2014
- Principal payments
  - 2014 $9.2 million (includes sale of Portland facility closed in 2013); 2015 $2.5 million; 2016 $175.2 million

Slide 23

Slide 24 www.BlueLinxco.com